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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the fiscal year ended December 31, 1997 into Intelligent Systems Corporation's previously filed Registration Statements on Form S-8 (File No. 33-99432 and No. 333-32157).

                                    ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 15, 1998